                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                MEDICAL RESOURCES MANAGEMENT, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                          YOUR VOTE IS IMPORTANT

                       MEDICAL RESOURCES MANAGEMENT, INC.

                                 PROXY STATEMENT



                                                   2000 NOTICE OF ANNUAL MEETING

                       MEDICAL RESOURCES MANAGEMENT, INC.

                            NOTICE OF ANNUAL MEETING

Dear Medical Resources Management Shareholder.

On Wednesday, June 14, 2000, Medical Resources Management, Inc. ("MRM") will hold its Annual Meeting of Shareholders at its executive offices at 932 Grand Central Avenue, Glendale, California. The meeting will begin at 10:00 a.m.

Only shareholders who owned stock at the close of business on April 28, 2000 can vote at this meeting or any adjournments that may take place. At the meeting we will:

     1.   Elect a Board of Directors;

     2.   Approve the appointment of our independent auditors for fiscal year
          2000;

     3. Approve the Medical Resources Management, Inc. 2000 Stock Incentive Plan; and

     4.   Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the three proposals outlined in this proxy statement.

At the meeting we will also report on MRM's 1999 business results and other matters of interest to shareholders.

The approximate date of mailing for this proxy statement and sheet(s) and the 1999 Annual Report included herewith is May 12, 2000.

                                              By order of the Board of Directors



                                              Gregory Bonnifield
                                              Secretary

May 12, 2000

                              GLENDALE, CALIFORNIA

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------

1.   Q. WHAT MAY I VOTE ON?
     A.   (1)  The election of nominees to serve on our Board of Directors;
          (2) The approval of the appointment of our independent auditors for fiscal year 2000; and
          (3) The approval of our Medical Resources Management, Inc. 2000 Stock Incentive Plan

--------------------------------------------------------------------------------

2.   Q. HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
     A. The Board recommends a vote FOR each of the nominees, to APPROVE the Medical Resources Management, Inc. 2000 Stock Incentive Plan and FOR the appointment of Ernst & Young LLP as independent auditors for fiscal year 2000

--------------------------------------------------------------------------------

3.   Q. WHO IS ENTITLED TO VOTE?
     A.   Shareholders as of the close of business on April 28, 2000 (the Record
          Date) are entitled to vote at the Annual Meeting.

--------------------------------------------------------------------------------

4.   Q. HOW DO I VOTE?
     A. Sign and date each proxy sheet you receive and return it in the prepaid envelope. If you return your signed proxy sheet but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals. You have the right to revoke your proxy at any time before the meeting by:
          (1)  notifying MRM's Corporate Secretary;
          (2)  voting in person at the meeting; OR
          (3)  returning a later-dated proxy sheet.

--------------------------------------------------------------------------------

5.   Q. WHO WILL COUNT THE VOTE?
     A. Representatives of Atlas Stock Transfer, our transfer agent, will count the votes and our Corporate Secretary will act as the inspector of the election.

--------------------------------------------------------------------------------

6.   Q. IS MY VOTE CONFIDENTIAL?
     A. Proxy sheets, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to Atlas Stock Transfer, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:
          (1) as needed to permit Atlas Stock Transfer to tabulate and certify the vote;
          (2)  as required by law; or
          (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy sheet or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

--------------------------------------------------------------------------------

7.   Q. WHAT SHARES ARE INCLUDED IN THE PROXY SHEET(S)?
     A. The shares on your proxy sheet(s) represent ALL of your shares. If you do not return your proxy sheet(s), your shares will not be voted.

--------------------------------------------------------------------------------
                                                                               1

8.   Q. WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY SHEET?
     A. If your shares are registered differently and are in more than one account, you will receive more than one proxy sheet. Sign and return all proxy sheets to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

--------------------------------------------------------------------------------

9.   Q. HOW MANY SHARES CAN VOTE?
     A. As of the Record Date, April 28, 2000, there are 7,367,827 shares of common stock issued and outstanding. Every shareholder of common stock is entitled to one vote for each share held.

--------------------------------------------------------------------------------

10.  Q. WHAT IS A "QUORUM"?
     A. A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of the shares voting at the meeting to be adopted. If you submit a properly executed proxy sheet, even if you abstain from voting, then your shares will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHELD vote is the same as an abstention.

--------------------------------------------------------------------------------

11.  Q. WHO CAN ATTEND THE ANNUAL MEETING?
     A.   All shareholders as of April 28, 2000 can attend.

--------------------------------------------------------------------------------

12.  Q. HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
     A. Although we do not know of any business to be considered at the 2000 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy sheet gives authority to Allen H. Bonnifield, MRM's Chairman and CFO, and to Gregory A. Bonnifield, one of MRM's directors, to vote on such matters at their discretion.

--------------------------------------------------------------------------------

13.  Q. WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
     A. As of February 25, 2000, MRM's Chairman and CFO, Allen H. Bonnifield owned 2,161,992 shares of common stock or 29.3%. In addition, the PRI Stock Account Trust (of which Susan Bonnifield, the ex-wife of Allen Bonnifield, is the beneficiary) owned 2,171,109 shares of common stock or 29.4%. No other shareholder owned more than 5% of MRM's common stock.

--------------------------------------------------------------------------------

14.  Q. WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?
     A. All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to: Gregory Bonnifield, Corporate Secretary, Medical Resources Management, Inc., 932 Grand Central Ave., Glendale, CA 91201 by December 2, 2000.

--------------------------------------------------------------------------------

15.  Q. HOW MUCH DID THIS PROXY SOLICITATION COST?
     A. Atlas Stock Transfer was hired to assist in the distribution of proxy materials for estimated out-of-pocket expenses of less than $1,000. The total estimated costs of the proxy solicitation will be less than $5,000. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

--------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS

     There are four nominees for election this year. Detailed information on each is provided on page 5 herein. All directors are elected annually, and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2.   APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

     The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for fiscal year 2000 subject to your approval. Ernst & Young has served as our independent auditors since 1997. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. A representative of Ernst & Young will attend the Annual Meeting to answer appropriate questions. The representative may also make a statement.

     Audit services provided by Ernst & Young during 1999 included an audit of our consolidated financial statements, reviews of the separate financial statements of certain of our affiliates and a review of our Annual Report and certain other filings with the SEC and certain other governmental agencies. In addition, Ernst & Young provided various non-audit services to us during 1999.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.

Abstentions or votes withheld on any of the proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.

                       NOMINEES FOR THE BOARD OF DIRECTORS

The following are the nominees for election as directors:



         NAME                                AGE                           POSITION
--------------------                         ---              -------------------------------------
Allen H. Bonnifield                          67               Chairman of the Board and Chief Financial Officer

Richard A. Whitman                           49               Director, President and Chief Executive Officer of
                                                              Medical Resources Management, Inc.

Gregory A. Bonnifield                        36               Director and President of Physiologic
                                                              Reps, Inc.

Donald G. Petrie                             44               Director


ALLEN H. BONNIFIELD. Mr. Bonnifield is our founder. He has been in the medical equipment field for twenty-nine years. Mr. Bonnifield entered the medical industry in 1968, selling patient monitoring systems to hospitals in Southern California for a major manufacturer. He founded the Company in 1973. Mr. Bonnifield attended schools in Stockton, California and pursued undergraduate studies in engineering at U.C. Berkeley. He has been our Chairman of the Board since our inception, and served as President and CEO of MRM from its inception until January 2000. Mr. Bonnifield has also served as Chief Financial Officer since January 1999.

RICHARD A. WHITMAN. Mr. Whitman joined our Board in December 1999, and was appointed to succeed Allen Bonnifield as President and CEO of our company in January 2000. Mr. Whitman previously founded and sold both RAM Telephone & Communications, Inc. and Correctional Communications Corporation, each of which operated in the public communications sector. Additionally, he has served as a member of the board of directors of Peoples Telephone Company, Inc., which has since been sold to Davel Communications, Inc. Currently Mr. Whitman is
Chairman of the Board for Amador Telecommunications, Inc.

GREGORY A. BONNIFIELD. Mr. Bonnifield attended Delta College, majoring in business administration and communications. He has also attended and been awarded training certificates in laser safety in nursing and physician education courses in gynecology, urology, dermatology, orthopedics involving surgical laser procedures. He was appointed to our Board of Directors in 1996, and has served as President of our largest subsidiary, Physiologic Reps Inc. ("PRI") since December 1997. Prior to joining the Company, Mr. Bonnifield was the founder and owner of a sales and service company in Stockton, California. He is the son of Allen Bonnifield.

DONALD G. PETRIE. Mr. Petrie was appointed our Board in January 2000, replacing Stephen D. Coughlin, who had resigned from our Board. Since 1996, Mr. Petrie has been the President of Petrie & Associates, Inc., and insurance brokerage firm in Encino, California which he founded. Mr. Petrie formerly served as Managing Director of Union Bank of California, Insurance Services. He was awarded a
B.S. in business administration from the University of Colorado and a J.D. from the University of Missouri Law School. Mr. Petrie is a member of the Missouri Bar and Of Counsel to Rasmussen, Barton & Willis, LLC.

3.   APPROVAL OF THE 2000 STOCK INCENTIVE PLAN.

     In September 1996, the Board of Directors of the Company adopted the Medical Resources Management, Inc. 1996 Stock Incentive Plan (the "1996 Plan"). Under the 1996 Plan, as in effect on October 31, 1999, options were outstanding with respect to an aggregate of 1,138,504 shares and an aggregate of 361,496 shares were available for future grants of options under the 1996 Plan.

     On February 28, 2000 the Board adopted the Medical Resources Management, Inc 2000 Stock Incentive Plan (the "Plan" or the "2000 Plan") to replace the 1996 Plan, subject to the approval of the stockholders. The Plan permits the Company to grant stock options and stock purchase rights. If the adoption of the Plan is approved by stockholders, the 1996 Plan will be terminated and no additional options will be granted under the terms of the 1996 Plan (although previously granted options will continue to be outstanding). The new Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business. The 2000 Plan was adopted and is recommended for approval by the Company's stockholders because the Board believes that option grants and the stock issuances under the Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance. In the event the adoption of the 2000 Plan is not approved by the stockholders, the Board believes that the Company's inability to grant sufficient additional options under the 1996 Plan will adversely impact the Company's future hiring, promotion and operating plans. In addition, the Company has contractual commitments to Mr. Whitman that require the grant of options in excess of the amount available under the 1996 Plan.

     A copy of the Plan, as adopted by the Board subject to stockholder approval, is set forth in full as Appendix A to this Proxy Statement. Following is a summary of the principal provisions of the Plan, qualified by reference to the complete text of the Plan:

     GENERAL PROVISIONS.

     16.  Q. WHAT IS THE PURPOSE OF THE PLAN?
          A. The purpose of the Plan is to promote the long-term success of the Company by attracting and retaining employees, outside directors and consultants and encouraging such individuals to focus on the Company's long-range goals by allowing such individuals to acquire a stake in the Company.

     17.  Q. WHAT IS THE BASIC STRUCTURE OF THE PLAN?
          A. Under the Plan, eligible participants (as defined in Question 5) may be awarded options to purchase shares of the Company's common stock (the "Common Stock"). They may also be awarded restricted Common Stock (the "Restricted Shares"), either through the purchase of those shares at fair market value or at less than fair market value, as compensation for services rendered.

     18.  Q. WHO ADMINISTERS THE PLAN?
          A. The Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee ("Committee") consisting of two or more outside directors of the Company. The Plan administrator shall have exclusive authority to determine participants to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Plan and all other determinations necessary or advisable for administration of the Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.

     19.  Q. HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE PLAN?
          A. The maximum number of shares of Common Stock issuable over the term of the Plan is limited to 2,500,000, subject to adjustments in the event of certain changes in the Company's capital structure.

     20.  Q. WHO IS ELIGIBLE TO RECEIVE GRANTS UNDER THE PLAN?
          A. Under the Plan options and stock purchase rights may be granted to employees, non-employee Board members and consultants. However, the Plan administrator in its sole discretion determines the actual persons to whom such grants are to be made.

     21.  Q. CAN THE PLAN BE AMENDED OR TERMINATED?

          A. Yes. The Board has exclusive authority to amend the Plan in any and all respects. Certain amendments may require the approval of the Company's stockholders. Unless terminated earlier by the Board in its sole discretion, the Plan will expire on January 31, 2010.

     22.  Q. HOW ARE THE TERMS OF THE GRANTS SET?
          A. The general terms governing all grants are set forth in the Plan. The exact terms, including (i) the type of grant, (ii) the number of shares of Common Stock subject to the grant, (iii) the exercise and purchase prices per share and (iv) vesting schedule, will be set forth in the grant Notice.

     23.  Q. HOW ARE THE EXERCISE AND PURCHASE PRICES DETERMINED?
          A. The exercise and purchase prices per share are determined by the Plan administrator and will generally be equal to the fair market value per share of Common Stock on the date of the option grant. The exercise price will be fixed for the life of an option even if the value of the Common Stock increases in the future.

     24.  Q. HOW IS THE FAIR MARKET VALUE OF THE COMMON STOCK DETERMINED?
          A. The fair market value will be determined by the price at which the Common Stock is sold in the public market.

     25.  Q. CAN A PARTICIPANT TRANSFER OPTIONS OR STOCK PURCHASE RIGHTS?
          A. No. Grants generally cannot be assigned or transferred, except by the provisions of a participant's will, the laws of inheritance following death, or between certain family members or estate planning vehicles.

     GRANT OF OPTIONS.

     26.  Q. WHAT IS AN OPTION?
          A. An option gives the right to purchase a specified number of shares of Common Stock at a fixed price per share (the "exercise price") payable at the time the option is exercised.

     27.  Q. WHAT TYPES OF OPTIONS MAY BE GRANTED UNDER THE PLAN?
          A.   Two types of options may be granted under the Plan:
     Incentive Stock Options and non-qualified stock options. The two types of options differ as to their treatment under the federal income tax laws, which is discussed in the Federal Tax Consequences section below.

     28.  Q. HOW DO PARTICIPANTS EXERCISE OPTIONS?
          A. An "exercise" occurs when an option holder purchases the shares of Common Stock subject to the option by paying the exercise price for those shares to the Company. The Plan administrator may, under certain limited circumstances, permit an option holder to pay the exercise price for the purchased shares through a full-recourse promissory note. The Plan administrator will establish the terms of any such promissory note, including the interest rate and terms of repayment, and any shares purchased with the note will be held by MRM as security for the payment of that note. An option holder may exercise an option at any time after it vests and before the option terminates.

     29.  Q. WHAT IS VESTING?
          A. The option or shares of Common Stock purchasable under an option are subject to vesting provisions. This means the holder has to remain in the employ of the Company or an affiliate for a certain period of time before they can exercise the option or fully own the shares purchased under the option. An option becomes exercisable in one or more installments over the period that you remain in the Company's service. The exercise schedule applicable to your option will be determined by the Plan administrator at the time of grant and will be set forth in the option agreement. You may exercise your option at any time for the shares for which your option is exercisable, provided you do so before the option terminates. The Plan administrator may accelerate options that are exercisable in installments.

     30. Q. WHAT HAPPENS TO OPTIONS IF THERE IS A CHANGE IN THE CAPITAL STRUCTURE, A MERGER, REORGANIZATION OR CONSOLIDATION OF THE COMPANY?

          A.   In the event of a subdivision of the outstanding Common
     Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of Common Stock, a recapitalization, a spinoff or a similar occurrence, the Plan Administrator will make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of options and restricted stock purchase rights available for future Awards, (b) the maximum number of options that may be granted to a Plan participant in any fiscal year, (c) the number of options to be granted to Outside Directors, (d) the number of shares of Common Stock covered by each outstanding option or (e) the exercise price under each outstanding option.

          In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, unless the surviving corporation elects to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided in the Plan.

     STOCK PURCHASE RIGHTS.

     31.  Q. WHAT ARE STOCK PURCHASE RIGHTS?
          A. Stock purchase rights entitle a participant in the Plan to acquire shares of Common Stock which are subject to certain restrictions at a price which may be equal to or less than the fair market value of the Common Stock on the date of the grant of such award.

     32.  Q. HOW ARE STOCK PURCHASE RIGHTS AWARDED?
          A. The Plan administrator may grant participants stock purchase rights to purchase stock for limited periods of up to 30 days under such terms, conditions and restrictions as the Plan administrator may apply.

     33.  Q. HOW ARE STOCK PURCHASE RIGHTS EXERCISED?
          A. A participant must sign and submit a Notice of Exercise, pay for shares, and complete and sign a Stock Purchase Agreement. When the stock certificate for the purchased shares is issued, the Purchaser becomes the stockholder of record of all the shares he or she has purchased, whether or not those shares have vested. If the Company allows the participant to acquire the shares with a promissory note, then the participant will be required to sign a security agreement granting the Company a security interest in the shares to secure payment of the promissory note. The Company will keep the stock certificate representing the purchased shares until the participant has paid the purchase price for the shares in cash or by check, plus any accrued interest.

     34. Q. WHAT RESTRICTIONS APPLY TO STOCK PURCHASED UNDER A STOCK PURCHASE RIGHT?
          A. Like options and shares issued under options, the shares issued under stock purchase rights may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares.

FEDERAL INCOME TAX CONSEQUENCES.

     35. Q. WHAT FEDERAL INCOME TAX CONSEQUENCES APPLY TO THE HOLDER OF INCENTIVE STOCK OPTIONS?
          A. No taxable income is recognized by the option holder at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised (subject to the alternative minimum tax rules discussed below). The option holder will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the option holder has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

          Upon a qualifying disposition, the option holder will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
     (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the option holder. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the option holder.

     36. Q. WHAT ALTERNATIVE MINIMUM TAX CONSEQUENCES APPLY TO THE HOLDER OF INCENTIVE STOCK OPTIONS?
          A. The spread under an Incentive Stock Option is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. If a taxpayer's AMTI exceeds an exemption amount equal to $45,000 in the case of a married individual filing a joint return ($33,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

     37. Q. WHAT ARE THE COMPANY'S FEDERAL INCOME TAX CONSEQUENCES ATTRIBUTABLE TO INCENTIVE STOCK OPTIONS?
          A. If the option holder makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the option holder makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     38. Q. WHAT FEDERAL INCOME TAX CONSEQUENCES APPLY TO THE HOLDER OF NON-QUALIFIED STOCK OPTIONS?
          A. No taxable income is recognized by an option holder upon the grant of a non-qualified option. The option holder will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the option holder will be required to satisfy the tax withholding requirements applicable to such income.

          If   the shares acquired upon exercise of the non-qualified
     option are not vested and are subject to forfeiture (by repurchase or otherwise) in the event of the option holder's termination of service prior to vesting in those shares, the option holder will not recognize any taxable income at the time of exercise. Ordinary income will be recognized, as and when the risk of forfeiture lapses, in an amount equal to the excess of (i) the fair market value of the shares on the date the risk of forfeiture lapses over (ii) the exercise price paid for the shares. The option holder may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the option holder will not recognize any additional income as and when the risk of forfeiture lapses.

     39. Q. WHAT ARE THE COMPANY'S FEDERAL INCOME TAX CONSEQUENCES ATTRIBUTABLE TO NON-QUALIFIED STOCK OPTIONS?
          A. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the option holder with respect to the exercised non-qualified option. The deduction will generally be allowed for the taxable year of the Company in which such ordinary income is recognized by the option holder.

     40.  Q. WHAT FEDERAL INCOME TAX CONSEQUENCES APPLY TO STOCK PURCHASE
             RIGHTS?
          A. The purchaser of shares under a stock purchase right generally will not be taxed until any forfeiture restrictions on such shares expire or are removed, at which time he or she will recognize ordinary income, and the Company will be entitled to a deduction in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, the purchaser may make a Section 83(b) election within thirty days of the date of receipt of the restricted shares and recognize ordinary income as of the date of receipt. The Company will be entitled to a deduction, at the time the participant recognizes ordinary income, equal to the excess, if any, of the fair market value of the shares on that date over the purchase price.

     41. Q. CAN THE COMPANY'S DEDUCTION BE LIMITED FOR FEDERAL INCOME TAX PURPOSES?
          A. Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for "performance based compensation" as defined in the Code and subject to certain transition provisions.

YOUR BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. UNLESS THE AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE MEDICAL RESOURCES MANAGEMENT, INC. 2000 STOCK INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation during the last three fiscal years of our Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000. No other executive officers had an annual salary and bonus, if any, which exceeded $100,000 for services in all capacities to us during the last fiscal year.


                                                                      LONG TERM COMPENSATION
     NAME AND               FISCAL      ANNUAL COMPENSATION                  AWARDS
PRINCIPAL POSITIONS          YEAR      SALARY       BONUS         SECURITIES UNDERLYING OPTIONS
---------------------       ------     ------       -----         -------------------------------
Allen H. Bonnifield          1999     $130,000        --                       40,000
  Chairman of the Board      1998      130,000        --                        6,700
  President, Chief           1997      130,000        --                           --
  Executive Officer
  and Chief Financial


  Officer
Gregory Bonnifield           1999     $108,847        --                       50,000
  President of Physiologic   1998      104,544        --                      233,400
  Reps, Inc. and Director

                                  STOCK OPTIONS

In October 1998, the Board of Directors adopted a resolution under which employees with existing options had the choice to surrender all or part of such options and receive newly issued options. In general, we agreed to issue two new options for each three options surrendered by an employee, and employees who chose to surrender existing options lost any vesting they previously had with respect to the options surrendered. In connection with this plan, employees surrendered a total of 1,084,000 options (generally at an exercise price of $1.50 per share) and received a total of 724,050 newly issued options at an exercise price of $0.25 per share, which was the fair market price on the day of the grant of the newly issued options.

In conjunction with the July 31, 1996 reorganization between MRM and PRI, in exchange for options previously granted to purchase shares of PRI, two officers received non-qualified 81,804 options to purchase our Common Stock at an exercise price of $.50 per share. Additionally, on June 30, 1997, we issued non-qualified stock options to certain officers to purchase an aggregate of 315,000 shares of Common Stock at an exercise price of $1.50 per share, which price was at fair market value at the time of grant. These 315,000 options were forfeited by the officers on October 26, 1998 in connection with the offer made by the Board of Directors discussed above. Accordingly, the officers received new non-qualified options to purchase an aggregate of 210,000 shares of Common Stock at an exercise price of $0.25 per share, which was the fair market value on the day of the grant.

All of the non-qualified options generally have most of the same restrictions, except for vesting provisions, as options granted under the 1996 Stock Incentive Plan. As of October 31, 1999, there were 478,504 non-qualified options granted and outstanding.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

QUALIFIED STOCK OPTIONS - EXECUTIVE OFFICERS


                                      NUMBER OF         AVERAGE EXERCISE         EXPIRATION
                 NAME                OPTIONS (1)           PRICE (2)                DATE
         -------------------       -------------     --------------------       ----------
         Gregory A. Bonnifield          50,000              $0.25                 5/09
         Michael Fewer                  20,000              $0.25                 5/09
         All executive officers
          as a group (3 persons)        70,000              $0.25


NON-QUALIFIED STOCK OPTIONS - EXECUTIVE OFFICERS

                                     NUMBER OF       AVERAGE EXERCISE       EXPIRATION
                 NAME               OPTIONS (3)          PRICE (2)             DATE
         ------------------       -------------     -------------------    ----------
         Allen H. Bonnifield          40,000           $0.28                  5/09


---------------
(1) Options vest at the rate of 33% per year, with the first installment vesting at the end of one year from the date of grant.

(2) The exercise price is 100% of the closing market price as reported on the over-the-counter market on the date of grant.
(3)  Options vest immediately upon grant.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                                             INDIVIDUAL GRANTS
                             --------------------------------------------------------------------------------------
                                                                                         VALUE OF UNEXERCISED
                                SHARES                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON      VALUE      OPTIONS AT FISCAL YEAR END        FISCAL YEAR END (1)
           NAME                EXERCISE       REALIZED      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------   -------------   ----------   ---------------------------   ---------------------------
Allen H. Bonnifield                -             -             42,233 / 4,467                  - / -

Gregory Bonnifield                 -             -            201,420 / 130,000                - / -

Michael Fewer                      -             -            170,384 / 100,000                - / -


-------------
(1) Based upon the closing market price of our Common Stock as reported on the over-the-counter market on October 31, 1999 minus the respective option exercise prices.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 1997, in connection with a private placement, we issued 86,400 Units to Allen Bonnifield, our Chairman of the Board and CFO, in exchange for a cancellation of our indebtedness owed to him in the amount of $108,000. Each Unit consisted of one share of Common Stock, one Class A warrant to purchase one share of Common Stock at a price of $2.50 per share, and one Class B warrant to purchase one share of Common Stock at a price of $4.00 per share. On April 24, 1997, we issued 116,440 Units in the above-mentioned private placement to Susan Bonnifield, the wife of Allen Bonnifield, in exchange for a cancellation of our indebtedness owed to her in the amount of $145,550. In both of these transactions, the Units were exchanged at a rate of one Unit for each $1.25 of indebtedness forgiven. In addition, in January 1997, Mr. Bonnifield purchased 16,000 Units in the above-mentioned private placement at a price of $1.25 per unit, or an aggregate of $20,000.

In January 1997, Gregory Bonnifield, one of our officers and directors, and Michael Fewer, another of our officers, each purchased 7,500 Units in the above-mentioned private placement at a price of $1.25 per unit, or an aggregate of $9,375.

A company owned by Allen Bonnifield, our Chairman and CFO, received less than $20,000 from us during each of the fiscal years ended October 31, 1999 and 1998, as a result of having provided certain repair and maintenance and other services to us during those periods. We may continue to pay for such ongoing services to this company in the current fiscal year and in future periods. We believe that the terms of the repair and maintenance and other services provided were no less favorable to us than those that could have been obtained in comparable transactions with an unrelated party.

In April 2000, the father of our President and CEO, Richard Whitman, loaned $100,000 to us in the form of an unsecured note subordinated to our bank loans. We believe that the terms and conditions of this loan from Mr. Whitman's father are no less favorable to us than those that could have been obtained in a comparable transaction with an unrelated party.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning ownership of our Common Stock as of October 31, 1999 by: (a) each of our directors; (b) each person known to us to be the beneficial owner of more than five percent of our Common Stock; and (c) all of our officers and directors as a group:


NAME AND ADDRESS OF BENEFICIAL OWNER          SHARES BENEFICIALLY OWNED(1)          PERCENT OF CLASS
------------------------------------         -----------------------------         ------------------
Allen H. Bonnifield(2)(3)(6)                              2,425,601                   28.10

Gregory A. Bonnifield(2)(3)(7)                              386,381                    4.48

Stephen D. Coughlin(4)(8)                                   303,300                    3.51

Robert Stuckelman(2)(9)                                     166,718                    1.93

Michael Fewer(2)(3)(10)                                     211,082                    2.44

P.R.I. Stock Account Trust(5)                             2,404,388                   27.85

All Officers and Directors
 as a group (5 in number)(11)                             3,493,082                   40.46
--------------------------------

(1) Except as indicated in other footnotes, no effect has been given to the possible issuance of up to 1,183,580 shares issuable upon the exercise of outstanding warrants and 1,138,004 shares issuable upon the exercise of outstanding options.
(2) The address of each of these persons is 932 Grand Central Avenue, Glendale, California 91201.
(3) Includes shares beneficially owned through the PRI Employee Stock Ownership Trust.
(4)  The address of this individual is 5449 Kendall Street, Boise, Idaho 83706.
(5) The address of the beneficial owner is 3706 Fourteen Mile Drive, Stockton, California 95219. Susan Bonnifield is the beneficiary of the trust. Ms. Bonnifield is the ex-wife of Allen H. Bonnifield and the mother of Gregory
     A. Bonnifield. Both Allen and Gregory Bonnifield disclaim any beneficial interest in these shares.
(6) Includes 2,069,100 shares held in two trusts, each of which Mr. Bonnifield is the beneficiary. Includes 220,800 shares subject to warrants and 46,700 shares subject to options.
(7) Includes 15,000 shares subject to warrants and 331,420 shares subject to options.
(8)  Includes 29,700 shares subject to warrants.
(9) Includes 15,000 shares subject to warrants and 46,700 shares subject to options.
(10) Includes 17,500 shares subject to warrants and 270,384 shares subject to options.
(11) Includes 298,000 shares subject to warrants and 695,204 shares subject to options owned by five officers and directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during fiscal year 1999, all SEC filings of our officers, directors and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act, based on a review of forms filed, or written notice that no annual forms were required.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY SHEET IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. THANK YOU.


                                      By order of the Board of Directors



                                      Gregory Bonnifield
                                      Secretary

May 12, 2000

SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                   APPENDIX A

                       MEDICAL RESOURCES MANAGEMENT, INC.

                            2000 STOCK INCENTIVE PLAN

                      SECTION 1: GENERAL PURPOSE OF PLAN

     The name of this plan is the Medical Resources Management, Inc. 2000 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Medical Resources Management, Inc., a Nevada corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                            SECTION 2: DEFINITIONS

      For purposes of the Plan, the following terms shall be defined as set forth below:

     "ADMINISTRATOR" shall have the meaning as set forth in Section 3, hereof.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the option agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

     "CHANGE IN CONTROL" shall mean:

     (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

     (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

     "COMPANY" means Medical Resources Management, Inc., a corporation organized under the laws of the State of Nevada (or any successor corporation).

     "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     "DIRECTOR" means a member of the Board.

     "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. For purposes of determining the term of an ISO pursuant to Section
6.6 hereof, the Disability must be expected to result in death or to have lasted or be expected to last for a continuous period of not less than 12 months. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

     "ELIGIBLE PERSON" means an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

     "EXERCISE PRICE" shall have the meaning set forth in Section 6.3 hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

     (1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable;

     (2) If the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable;

     (3) In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator. Such determination shall be conclusive and binding on all persons.

     "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

     "NON-QUALIFIED STOCK OPTION" means a Stock Option not described in
Section 422(b) of the Code.

     "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

     "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

     "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treas. Regs. Section 1.162-27(e)(3).

     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

     "PLAN" means this Medical Resources Management, Inc. 2000 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "PURCHASE PRICE" shall have the meaning set forth in Section 7.3.

     "PURCHASE RIGHT" means the right to purchase Stock granted pursuant to
Section 7.

     "REPURCHASE RIGHT" shall have the meaning set forth in Section 8.7 of the Plan.

     "RIGHTS" means Stock Options and Purchase Rights.

     "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

     "STOCK" means Common Stock of the Company.

     "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Section 6.

     "STOCK OPTION AGREEMENT" shall have the meaning set forth in Section 6.1.

     "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in Section 7.1.

     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

     3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "Administrator").

     3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

     3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the purchase price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

     3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

     4.1  STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in
Section 9, 3,000,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 2,000,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

     4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

     Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder0 subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS

     6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

     6.3  EXERCISE PRICE.

          6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

          6.3.2 TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

          6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by Sections 6.3.1 and 6.3.2(i) shall be inoperative if (i) the shares to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

     The Exercise Price shall be payable in a form described in Section 8, hereof.

     6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

     6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant until such time as when the Company's securities become publicly traded. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Board, in its sole discretion.

     6.6 TERM. The Stock Option Agreement shall specify, the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In addition, no option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination; PROVIDED, HOWEVER, that the Stock Option Agreement for any Option may provide for longer or shorter periods, and the Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. In the case of an ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations, the term set forth in (i), above, shall not be more than five years after the date the Option is granted.

     6.7 NONTRANSFERABILITY. Except as provided herein, an Optionee may not assign, sell or transfer the Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Statutory Option (but not an ISO) to (i) a member of the Participant's immediate family; (ii) a trust solely for the benefit of the Participant and/or one or more members of Participant's immediate family; or (iii) a partnership or limited liability company, all of whose interests are owned by the Participant and/or one or more members of his immediate family (any of (i), (ii) and (iii) referred to as a "PERMITTED TRANSFEREE"). A transfer permitted under this Section 6.7 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan. For purposes of this Section 6.7, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order) children, children-in-law and grandchildren, including adopted and stepchildren and grandchildren.

     6.8 LEAVES OF ABSENCE. For purposes of Section 6.6 above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Administrator).

     6.9 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the exercise price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

     7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     7.2 DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

     7.3  PURCHASE PRICE.

          7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased
(the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

          7.3.2 TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

          7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by Sections 7.3.1 and 7.3.2 shall be inoperative if (i) the shares to be issued upon payment of the Purchase Price have been registered under a then currently effective registration statement under applicable federal or state securities laws, or (ii) a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

     The Purchase Price shall be payable in a form described in Section 8.

     7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                               SECTION 8: PAYMENT

     8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a Stock-for-Stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

     8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) Stock-for-Stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

     8.3 SERVICES RENDERED. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Administrator, shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such shares, if newly issued, shall be paid in cash or cash equivalents.

     8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

     8.7 REPURCHASE RIGHTS. Following a termination of the Participant's Service the Company may repurchase the Participant's Rights at a price equal to the Purchase Price or Exercise Price, as the case may be, of unvested Stock. The right to repurchase unvested stock shall lapse at a rate of at least 20% per year over five years from the date the Right is granted.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

     9.1  EFFECT OF CERTAIN CHANGES.

          9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock through the declaration of stock dividends or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

          9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of: a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving corporation; or a reverse merger in which the Company is the surviving corporation, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the surviving corporation);
(ii) the assumption of the Plan and such outstanding Rights by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Right in whole or in part without regard to any installment exercise provisions in the Right agreement.

          9.1.3 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

     9.3  NO OTHER RIGHTS. Except as hereinbefore expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                      SECTION 10: AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

     11.1 GENERAL RESTRICTIONS.

          11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

          11.1.2 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

     11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

     11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

     11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of
Section 9.

     11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

     The Company will cause a report to be sent to each Participant not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its shareholders.

                       SECTION 13: EFFECTIVE DATE OF PLAN

     The effective date of this Plan is February 28, 2000. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 14: TERM OF PLAN

     The Plan shall terminate automatically on January 31, 2010 but no later then prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.